GAIN ON DISPOSAL OF SUBSIDIARIES (Tables)	6 Months Ended
Jun. 30, 2018
GAIN ON DISPOSAL OF SUBSIDIARIES
Schedule of the effects of disposals of subsidiaries

During the second quarter of 2018, the Company sold its operations in Laos and Tajikistan to external parties, which were previously classified as disposal groups held-for-sale. The effect of the disposals is detailed below:

	Laos	Tajikistan	Total

Net cash consideration received	22	—	22

Derecognition of assets classified as held for sale	(21)	(13)	(34)
Derecognition of liabilities classified as held for sale	13	25	38
Derecognition of non-controlling interests	(6)	—	(6)
Release cumulative other comprehensive income related to disposal group	1	(1)	—

Gain on disposal	9	11	20